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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: January 8, 1999


                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation              No. 1-303             31-0345740
(State or other jurisdiction   (Commission File     (IRS Employer
of incorporation)                 Number)                Number)

1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number: (513) 762-4000


Item 5.  Other Events
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         On December 18, 1998, the Company amended its Five-Year Credit
         Agreement and its 364-Day Credit Agreement, both


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         dated as of May 28, 1997, and among the Company and the other parties thereto. Copies of the amendments are filed herewith as Exhibit 10.1 and Exhibit 10.2.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

                  (c)      Exhibits

                           10.1  Amendment and Restatement, dated as of
                                 December 18, 1998, of the Five-Year Credit
                                 Agreement among the Company and the other parties thereto

                           10.2  Amendment and Restatement, dated as of
                                 December 18, 1998, of the 364-Day Credit
                                 Agreement among the Company and the other parties thereto



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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                            THE KROGER CO.


January 8, 1999                             By: (Paul W. Heldman)
                                                 Paul W. Heldman
                                                 Senior Vice President,
                                                 Secretary, and General Counsel



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                                  EXHIBIT INDEX
                                  -------------

Exhibit
-------

10.1 Amendment and Restatement, dated as of December 18, 1998, of the Five-Year Credit Agreement among the Company and the other parties thereto

10.2 Amendment and Restatement, dated as of December 18, 1998, of the 364-Day Credit Agreement among the Company and the other parties thereto